SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2005

Games, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-33345	75-2926440
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio  45202

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (513) 381-0777

N/A

(Former name or former address, if changed since last report)

Item 8.01 Other Events.

On May 24, 2005, Games, Inc. sent a letter to shareholders with an update from the Company’s CEO. The Company’s annual meeting was held on May 24, 2005, by certification over 60% of shareholders ratified all proposals in the Company’s Notice of Annual Meeting statement filed with the SEC on May 11, 2005. The full text of the letter to shareholders is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein. The full text of the Results of  Shareholder certification is set forth in Exhibit 99.2 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

1.

Financial statements: None.

2.

Pro forma financial information: None.

3.

Exhibits:

99.1 Letter to Shareholders dated May 24, 2005

99.2 Results of  Shareholder certification dated May 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GAMES, INC.

/s/ Roger W. Ach, II

Roger W. Ach, II

President and Chief Executive Officer

Date: May 24, 2005